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                                  EXHIBIT A
                         to the Employment Agreement


                                      THIS OPTION HAS NOT BEEN REGISTERED
                                      UNDER THE SECURITIES ACT OF
                                      1933 (THE "ACT") AND MAY NOT
                                      BE SOLD OR TRANSFERRED IN THE
                                      ABSENCE OF SUCH REGISTRATION
                                      OR EXEMPTION THEREFROM UNDER
                                      SUCH ACT.  THE OPTION MAY BE
                                      TRANSFERRED ONLY IN
                                      COMPLIANCE WITH THE
                                      CONDITIONS SPECIFIED IN THIS
                                      OPTION AGREEMENT.

                                OPTION AGREEMENT



                                      OPTION AGREEMENT made in Atlanta,
Georgia, this 19th day of April, 1994, between THE ACTAVA GROUP INC., a Delaware corporation (the "Company"), and John D. Phillips (the "Employee").

                                      Renaissance Partners, a partnership in
which Employee is a general partner, has purchased 700,000 shares of the Company's Common Stock, $1.00 par value (the "Common Stock"), from the Company for $4,462,500 and the Company has entered into an Employment Agreement with Employee pursuant to which Employee has agreed to serve as Chief Executive Officer of the Company and the Company has agreed to issue options to purchase 300,000 shares of the Common Stock as herein provided.

                                      NOW, THEREFORE, in consideration of the
premises and the mutual covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:

                                      1.       Pursuant to the Employment
Agreement, the Company herewith grants to the Employee the right and option (the "Option" or, after transfer of any part thereof, the "Options") to purchase all or any part of an aggregate of Three Hundred Thousand (300,000) shares of Common Stock on the terms and conditions herein set forth.

                                      2.       The purchase price of the
shares of Common Stock subject to the Option (the "Exercise Price") shall be $6.375 per share, subject to adjustment as provided herein.

                                      3.       The term of the Option shall
be a period of seven years from the date hereof, terminating at the close of business on April 18, 2001, and the Option shall be exercisable in full at any time during said term. The Option shall be exercisable in whole at any time or in part from time to time during said term as to any or all


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full shares which are then purchasable under the provisions of the Option, but in no case may the Option be exercised as to less than 25 shares at any one time (or the remaining shares then purchasable under the Option, if less than 25 shares). The Employee shall not have any of the rights of a stockholder with respect to any of the shares of Common Stock subject to the Option until such shares shall be issued to him pursuant to the Option.

                                      4.       The Option shall be
transferable in whole or in part by the Employee, subject to the restrictions set forth below. The Employee (i) represents that he is acquiring the Option for his own account for investment and not with a view to any distribution or public offering within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), (ii) acknowledges that the Option has not been registered under the Securities Act and (iii) agrees that he will not sell or otherwise transfer the Option except upon the terms and conditions specified herein, provided that the Employee may sell or otherwise transfer the Option in one or more private transactions not requiring registration under the Securities Act. Each Option shall include a legend in substantially the following form:

                                        THIS OPTION HAS NOT BEEN REGISTERED
                                        UNDER THE SECURITIES ACT OF
                                        1933 (THE "ACT") AND MAY NOT
                                        BE SOLD OR TRANSFERRED IN THE
                                        ABSENCE OF SUCH REGISTRATION
                                        OR EXEMPTION THEREFROM UNDER
                                        SUCH ACT.  THE OPTION MAY BE
                                        TRANSFERRED ONLY IN
                                        COMPLIANCE WITH THE
                                        CONDITIONS SPECIFIED IN THIS
                                        OPTION AGREEMENT.

Prior to any proposed assignment, transfer or sale of this Option, the Employee shall give written notice to the Company of the Employee's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale. Employee shall also furnish to the Company an agreement by the transferee thereof that such transferee is taking and holding the same subject to the terms and conditions specified herein and, if requested by the Company, a written opinion of Employee's counsel, in form reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act. The restrictions set forth in this Section 4 shall terminate and cease to be effective with respect to this Option upon receipt by the Company of an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that compliance with such restrictions is not necessary in order to comply with the registration requirements of the Securities Act. Whenever such restrictions shall so terminate, the Employee shall be entitled to receive from the Company, without expense, a copy of this Option Agreement not bearing a legend set forth above at which time the Company will rescind any transfer restrictions relating to this Option.

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                                      5.       The Company shall keep, at its
principal executive office, a register, in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Options at the time of issuance thereof and shall transfer Options so registered. Upon surrender for transfer of any Option at such office, the Company shall execute and deliver to the transferee(s) a new Option Agreement evidencing Options to purchase a like number of shares.

                                        6.       The Option shall not be
affected by any change of employment of Employee. Nothing herein contained shall confer on the Employee any right to continue in the employ of the Company or any subsidiary or affiliate or affect in any way the right of the Company or any subsidiary or affiliate to terminate the employment of the Employee at any time.

                                        7.       The Exercise Price and the
number of shares issuable upon exercise of this Option shall be adjusted from time to time as follows:

                                                 (i)      If the Company shall
                                        after the date hereof (A) pay a dividend or make a distribution on its capital stock in shares of its Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Exercise Price and the number of shares issuable upon exercise of this Option shall be adjusted at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, so that the holder of this Option shall be entitled upon exercise to receive the number of shares of Common Stock that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Option been exercised immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business

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                                        on the day next following the record
                                        date (except as provided in
                                        Section 10 below) in the case of a
                                        dividend or distribution and shall
                                        become effective immediately after the
                                        opening of business on the day next
                                        following the effective date in the case of a subdivision, combination or reclassification.

                                             (ii)    If the Company shall issue
                                        after the date hereof rights,
                                        options or warrants to all holders of
                                        Common Stock entitling them for a period expiring within 45 days after the record date mentioned below to subscribe for or purchase Common Stock at a price per share less than the Fair Market Value per share of Common Stock on the record date for the determination of stockholders entitled to receive such rights, options or warrants, then the number of shares of Common Stock into which this Option is exercisable at the opening of business on the day next following such record date shall be adjusted to equal the number of shares of Common Stock determined by multiplying (1) the number of shares of Common Stock into which this Option was exercisable immediately prior to the opening of business on the day next following the date fixed for such determination by (2) a fraction, the numerator of which shall be the sum of
                                        (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of additional shares of Common Stock purchased pursuant to such rights, options or warrants, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding on the close of business on the date fixed for such determination and (B) the number of shares that the aggregate proceeds received by the Company from the exercise of such rights, options or warrants for Common Stock would purchase at such Fair Market Value. The Exercise Price shall also be adjusted so that it shall equal the amount determined by multiplying (x) the number of shares of Common Stock into which this Option was exercisable prior to adjustment by (y) the Exercise Price, and dividing such product by the number of

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                                        shares of Common Stock into which this
                                        Option is exercisable after
                                        adjustment pursuant to this
                                        subparagraph.  Such adjustment shall
                                        become effective immediately after the
                                        opening of business on the day next
                                        following such record date (except as
                                        provided in Section 10 below).  In
                                        determining whether any rights, options
                                        or warrants entitle the holders of
                                        Common Stock to subscribe for or
                                        purchase shares of Common Stock at less
                                        than such Fair Market Value, there shall be taken into account any consideration received by the Company upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company.

                                              (iii)   If the Company shall
                                        distribute after the date hereof to all
                                        holders of its Common Stock any shares
                                        of capital stock of the Company (other
                                        than Common Stock) or evidences of its
                                        indebtedness or assets (excluding cash
                                        dividends or distributions paid from
                                        profits or surplus of the Company) or
                                        rights, options or warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Stock entitling them for a period expiring within 45 days after the record date referred to in subparagraph (ii) above to subscribe for or purchase Common Stock, which rights, options and warrants are referred to in and treated under subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the
                                        "Securities"), then in each such case
                                        the number of shares of Common Stock
                                        into which this Option is exercisable
                                        shall be adjusted so that it shall equal the number of shares of Common Stock determined by multiplying (I) the number of shares of Common Stock into which this Option was exercisable immediately prior to the close of business on the record date fixed for the determination of stockholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned

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                                        above and the denominator of which
                                        shall be the Fair Market Value
                                        per share of the Common Stock on the
                                        record date mentioned above less the
                                        then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the Securities applicable to one share of Common Stock. The Exercise Price shall also be adjusted in such event so that it shall equal the amount determined by multiplying (x) the number of shares of Common Stock into which this Option was exercisable prior to adjustment by (y) the Exercise Price, and dividing such product by the number of shares of Common Stock into which this Option is exercisable after adjustment pursuant to this subparagraph. Such adjustment shall become effective immediately at the opening of business on the Business Day next following (except as provided in Section 10 below) the record date for the determination of stockholders entitled to receive such distribution.

                                             (iv)    No adjustment in the
                                        Exercise Price shall be required unless
                                        such adjustment would require a
                                        cumulative increase or decrease of at
                                        least 1% in such price; provided,
                                        however, that any adjustments that by
                                        reason of this subparagraph (iv) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this Section 7 (other than this subparagraph (iv)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest 1/100 of a share (with .005 of a share being rounded upward), as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Company shall be entitled, to the extent permitted by law, to make such reductions in the Exercise Price, in addition to those required by this
                                        Section 7, as it in its discretion shall

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                                        determine to be advisable in order that
                                        any stock dividends, subdivision
                                        of shares, reclassification or
                                        combination of shares, distribution of
                                        rights, options or warrants to purchase
                                        stock or securities, or a distribution
                                        of other assets (other than cash
                                        dividends) hereafter made by the Company to its stockholders shall not be taxable.

                                              (v)     For purposes of this
                                        Section 7, the number of shares
                                        of Common Stock at any time outstanding
                                        shall not include any shares of Common
                                        Stock then owned or held by or for the
                                        account of the Company. The Company
                                        shall not pay a dividend or make any
                                        distribution on shares of Common Stock
                                        held in the treasury of the Company.

                                        8.       In case of any capital
reorganization or reclassification or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another person or entity of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such successor or purchasing person, as the case may be, shall execute and deliver to the holder of this Option at least 10 business days prior to effecting any of the foregoing Transactions a certificate stating that the holder of this Option shall have the right thereafter to receive upon exercise of this Option the kind and amount (estimating such amount to the extent necessary) of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of this Option if this Option had been exercised immediately prior to such Transaction. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a person or entity other than the successor or purchasing person or entity and other than the Company, which controls or is controlled by the successor or purchasing person or entity or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such person or entity, and such person or entity shall, in such certificate, specifically acknowledge the obligations of such successor or purchasing person or entity and acknowledge its obligations to issue such stock, securities, other property or cash to the holders of this Option upon exercise of this Option. The provisions of this Section 8 of this Option similarly shall apply to successive Transactions.

                                        9.       Whenever the Exercise Price or
the number of shares of Common Stock into which this Option is exercisable is adjusted as herein provided, the Company shall prepare a notice of such adjustment of the Exercise Price or the number of

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shares of Common Stock into which this Option is exercisable setting forth the adjusted Exercise Price or the adjusted number of shares of Common Stock into which this Option is exercisable and the effective date of such adjustment and shall mail such notice of such adjustment to the holder of this Option at such holder's last address as shown on the Option register of the Company. If any action or transaction would require more than one adjustment to the number of shares of Common Stock into which this Option is exercisable or the Exercise Price pursuant to more than one provision of this Option, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value.

                                        10.      In any case in which Section 7
of this Option provides that an adjustment shall become effective on the day next following a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of any Option exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment.

                                        11.      If:

                                                 (i)     the Company shall
                                        declare a dividend (or any other
                                        distribution) on the Common Stock
                                        (other than in cash out of profits or
                                        surplus);

                                                 (ii)    the Company shall
                                        authorize the granting to the holders
                                        of the Common Stock of rights, options
                                        or warrants to subscribe for or purchase any shares of any class or any other rights, options or warrants;

                                                 (iii)   there shall be any
                                        reclassification of the Common
                                        Stock (other than an event to which
                                        paragraph (i) of Section 7 applies) or
                                        any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company as an entirety; or

                                                 (iv)    there shall occur the
                                        voluntary or involuntary liquidation,
                                        dissolution or winding up of the
                                        Company, then the Company shall cause
                                        to be mailed to the holder of this
                                        Option at his address as shown on the
                                        records of the Company, as promptly


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                                        as possible, but at least 15
                                        days prior to the applicable date
                                        hereinafter specified, a notice stating
                                        (A) the date on which a record is to be
                                        taken for the purpose of such dividend,
                                        distribution or rights, options or
                                        warrants, or, if a record is not to be
                                        taken, the date as of which the holders
                                        of Common Stock of record to be entitled to such dividend, distribution or rights, options or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

                                        12.      If the Company shall take any
action affecting the Common Stock other than action described in Sections 7 or 8, that in the good faith opinion of the Board of Directors would adversely affect the rights of the holders of this Option, the number of shares for which this Option is exercisable and the Exercise Price for this Option shall be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors in good faith determine to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of this Option).

                                        13.      Subject to the terms and
conditions hereof, the Option may be exercised by written notice to the Company at its principal executive office, which is now located at 4900 Georgia-Pacific Center, Atlanta, Georgia, 30303, attention of the Secretary. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised and shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of said shares. The Company shall issue and deliver a certificate or certificates representing such shares as soon as practicable after the notice and payments are received. The purchase price of shares shall be paid (i) in cash; or (ii) by check payable to the Company. In the event the Option shall be exercised by any person other than the Employee, such notice and payment shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

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                                        14.      If upon the exercise of the
Option there shall be payable by the Company any amount for income tax withholding, the amount of Common Stock delivered to him upon exercise of the Option shall be appropriately reduced to reimburse the Company for such payment unless such holder has deposited such amount in cash with the Company.

                                        15.      The Company shall at all times
during the term of the Option reserve and keep available, as authorized and unissued shares or as treasury shares, such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes, if any, with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which in the opinion of counsel for the Company shall be applicable thereto.

                                        16.      The Employee acknowledges and
understands that, to the extent any shares of Common Stock issued to him upon an exercise of the Option, whether in whole or in part, are not registered by the Company under the Securities Act, the acquisition by him is exempt under
Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated in part upon the representations of the Employee as set forth herein. The Employee represents and warrants to the Company that he will acquire such Common Stock for his own account for investment and not with a view to selling or otherwise distributing such Common Stock. The Employee hereby agrees that no Common Stock which he purchases pursuant hereto will be sold or offered for sale unless a registration statement, effected in accordance with the Securities Act, shall be in effect with respect thereto or unless such sales shall be effected in compliance with Rule 144 of the Securities and Exchange Commission under the Securities Act, to the extent such rule is applicable to such sale.

                                        17.      As used herein, the term
"subsidiary" shall mean any present or future subsidiary corporation of the Company, the term "affiliate" shall mean any corporation or other business in which the Company shall have a substantial ownership interest, the term "Common Stock" shall mean the Common Stock of the Company as authorized at the date hereof and the term "Code" shall mean the Internal Revenue Code of 1986, as amended. "Fair Market Value" shall mean the average of the daily Current Market Prices of a share of Common Stock during any five (5) consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "'ex' date", when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price. "Current Market Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Company or any other issuer for any day shall mean the last reported sales

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price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if such security is not listed on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Company. "Trading Day" shall mean any day on which the securities in question are traded or could be traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the National Market System of the NASDAQ, or if such securities are not listed on such National Market System, in the applicable securities market in which the securities are traded.

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                                        IN WITNESS WHEREOF, the Company has
caused this Agreement to be duly executed by its officer thereunto duly authorized, and the Employee has executed it, as of the day and year first above written.

                                                   THE ACTAVA GROUP INC.


                                                    By:
                                                       -----------------------
                                                       Walter M. Grant
                                                       Senior Vice President
                                                       and General Counsel


                                                       -----------------------
                                                       John D. Phillips


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